UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 2, 2015

EMERALD OIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35097	77-0639000

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Broadway, Suite 1360
Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 595-5600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry Into Material Definitive Agreement.

On April 2, 2015, Emerald Oil, Inc. (the “Company”) entered into separate At-The-Market Issuance Sales Agreements (the “Agreements”) with each of MLV & Co. LLC and USCA Securities LLC (collectively, the “Managers”). Pursuant to the terms of the Agreements, the Company may sell, from time to time through the Managers, shares of the Company’s common stock having an aggregate offering price of up to $100,000,000 (the “Shares”). The Shares will be issued pursuant to the Company’s existing effective shelf registration statement on Form S-3, as amended (Registration No. 333-192251).

Sales of the Shares, if any, may be made by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), which includes sales made directly on the NYSE MKT, on any other existing trading market for the Company’s common stock or to or through a market maker, or in negotiated transactions, subject to the Company’s approval.  The Company intends to use the net proceeds from this offering for general corporate purposes, which may include repaying a portion of the outstanding borrowings under the Company’s revolving credit facility, which has been, and may continue to be, drawn upon to partially fund working capital, capital expenditures or acquisitions.

The Agreements contain customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Managers, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The foregoing descriptions of the Agreements are qualified by reference to the full text of the Agreements, copies of which are attached hereto as Exhibits 1.1 and 1.2 and incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit	Exhibit Description

1.1	At-The-Market Issuance Sales Agreement, dated April 2, 2015, by and between Emerald Oil, Inc. and MLV & Co. LLC.

1.2	At-The-Market Issuance Sales Agreement, dated April 2, 2015, by and between Emerald Oil, Inc. and USCA Securities LLC.

5.1	Opinion of Mayer Brown LLP.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EMERALD OIL, INC.

By: /s/ Ryan Smith
Ryan Smith
Chief Financial Officer

Date: April 2, 2015

EXHIBIT INDEX

Exhibit	Exhibit Description

1.1	At-The-Market Issuance Sales Agreement, dated April 2, 2015, by and between Emerald Oil, Inc. and MLV & Co. LLC.

1.2	At-The-Market Issuance Sales Agreement, dated April 2, 2015, by and between Emerald Oil, Inc. and USCA Securities LLC.

5.1	Opinion of Mayer Brown LLP.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1 hereto).